Fees Summary	Oct. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 225,000,048.00
Previously Paid Amount	0.00
Total Fee Amount	31,072.51
Total Offset Amount	0.00
Net Fee	$ 31,072.51
Final Prospectus	false